EXHIBIT 24

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 25th day of May, 2004.

/s/ Frances D. Cook
Frances D. Cook

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ Gilbert F. Decker
Gilbert F. Decker

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ Ronald R. Fogleman
Ronald R. Fogleman

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ Jonathan G. Guss
Jonathan G. Guss

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 26th day of May, 2004.

/s/ David E. Jeremiah
David E. Jeremiah

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 23rd day of May, 2004.

/s/ Roman Martinez IV
Roman Martinez IV

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 20th day of May, 2004.

/s/ Paul David Miller
Paul David Miller

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ Robert W. RisCassi
Robert W. RisCassi

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ Michael T. Smith
Michael T. Smith

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to the Company’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2004, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company’s registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of the 21st day of May, 2004.

/s/ William G. Van Dyke
William G. Van Dyke